UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2010 (August 1, 2010)
Mymetics Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-25132 (Commission File Number)	25-1741849 (IRS Employer Identification No.)

Route de la Corniche 4
1066 Epalinges, Switzerland (Address of principal executive offices)	NA (Zip Code)
Registrant’s telephone number, including area code: +011 41 21 653 4535
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The registrant (“Mymetics”) accepted the resignation, effective August 1, 2010, of Ernst Luebke as its Chief Financial Officer and appointed Ronald Kempers, its Chief Operating Officer, as its Chief Financial Officer. Mr. Kempers will continue to serve as COO. Mr. Luebke remains a member of Mymetics’ Board of Directors and will serve as a consultant to Mymetics through December 31, 2010. Prior to joining Mymetics, from 2006 to 2008 Mr. Kempers was the CEO of Renewave Medical Systems, a Swiss innovator in the medical device field, and during his tenure reduced costs, restructured the team, obtained regulatory approvals and prepared for a key product launch. Prior to joining Renewave, from 2005 to 2006 Mr. Kempers was Senior Director for Oracle Corporation building the sales and operations for the Oracle on-demand business in Europe. From 1996 to 2006 Mr. Kempers was employed by Hewlett Packard European HQ, holding international senior business and financial management positions. During that period and among other achievements, he was ranked their best World Wide Financial analyst in 1997 and concluded HP’s second largest Managed Services Contract in 2004. Mr. Kempers was educated in the Netherlands at the Technical University in Delft and at the Erasmus University Rotterdam, Rotterdam School of Management where he completed his Master in Science with a specialization in Financial Management.
     The foregoing is a summary of the terms of the Termination Agreement and Consulting Agreement executed by Ernst Luebke and Mymetics and is qualified in its entirety by these Agreements that are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events.
          Mymetics issued a press release dated August 6, 2010 announcing the resignation of Ernst Luebke as its CFO and the appointment of Ronald Kempers as his successor. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
10.1	Termination Agreement dated July 30, 2010 between Ernst Luebke and Mymetics Corporation

10.2	Consulting Agreement dated August 1, 2010 between Ernst Luebke and Mymetics Corporation

99.1	Press release dated August 6, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2010	MYMETICS CORPORATION
	By:	/s/ Jacques-François Martin
Jacques-François Martin
President and CEO